UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 5, 2008

KIT digital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25659	11-3447894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

168 Fifth Avenue Suite 301 New York, NY 10010
(Address of principal executive offices) (Zip Code)

(212) 661-4111
(Registrant’s telephone number, including area code)

228 East 45th Street, 8th Floor New York, NY 10017
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 5, 2008, KIT digital, Inc., a Delaware corporation (“KIT” or the “Company”), filed a Current Report on Form 8-K (the “October 8-K”) to report that the Company, through its wholly-owned subsidiary KIT digital FZ-LLC, entered into a Share Purchase Agreement (“Visual SPA”) on October 5, 2008 with shareholders holding 100% of the outstanding shares in Visual Connection, a.s. (“Visual”), a corporation organized and existing under the laws of the Czech Republic.

This amendment is being filed to amend and supplement Item 9.01 of the October 8-K to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

a. Financial statements of business acquired.

The following financial statements of Visual are filed as Exhibits 99.1 and 99.2 to this amendment and are incorporated in their entirety herein by reference:

Exhibit 99.1

Independent auditors’ report;
Balance sheet as of March 31, 2008 and 2007;
Statement of income for the years ended March 31, 2008 and 2007;
Notes to the financial statements.

Exhibit 99.2

Unaudited balance sheet as of September 30, 2008;
Unaudited statement of income for the six months ended September 30, 2008;
Notes to the unaudited financial statements for the three months ended September 30, 2008.

The attached financial statements of Visual have been prepared in accordance with generally accepted accounting principles in the Czech Republic (Czech GAAP). Those accounting principles differ from generally accepted accounting principles in the United States (US GAAP). Visual Connection, a.s. is the parent company of a group consisting of two subsidiaries, Visual Media Services (‘Visual Media”) and Visual Connection, spol. s.r.o. (“Visual Slovakia”). Both subsidiareis are 100% owned by Visual. Exhibits 99.1 and 99.2 include the financial statements only for the parent company Visual. The management of KIT have not included the financial statements in exhibits 99.1 and 99.2 for the subsidiaries Visual Media and Visual Slovakia as they are immaterial.

b. Pro forma financial information.

The following pro forma financial information is furnished as Exhibit 99.3:

Exhibit 99.3

Unaudited pro forma condensed combined balance sheet as of September 30, 2008;
Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2008;
Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2007;
Notes to unaudited pro forma condensed combined financial statements.

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d. Exhibits.

Exhibit No.	Description
23.1	Consent of Jiri Fiser, Chamber of Auditors of the Czech Republic, for the year ended March 31, 2008.

99.1
Audited balance sheet of Visual Connection, a.s. as of March 31, 2008 and 2007 and the related statements of income for the years ended March 31, 2008 and 2007, together with the report thereon of Jiri Fiser, Chamber of Auditors of the Czech Republic.

99.2	Unaudited balance sheet of Visual Connection, a.s. as of September 30, 2008, and the related statements of income for the six months ended September 30, 2008.

99.3
Unaudited pro forma condensed combined balance sheet of as of September 30, 2008 and the related pro forma condensed combined statements of operations for the nine months ended September 30, 2008 and the year ended December 31, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

By:	/s/ Robin Smyth
Robin Smyth
Chief Financial Officer

Date: December 22, 2008

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